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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: FEBRUARY 15, 2002



                               INSILCO HOLDING CO.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Delaware                         0-24813                   06-1158291
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 (STATE OR OTHER                  (COMMISSION                 (IRS EMPLOYER
 JURISDICTION OF                    FILE NO.)             IDENTIFICATION NUMBER)
 INCORPORATION
OR ORGANIZATION)



                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468
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               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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ITEM 5.  OTHER EVENTS.

Insilco Holding Co.'s press release issued February 15, 2002 is attached as an exhibit and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.


              EXHIBIT NO.                   DESCRIPTION

                99 (a)    Press release of the Company issued February 15, 2002.













































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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        INSILCO HOLDING CO.
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                                        Registrant


Date: February 15, 2002                 By: /s/   MICHAEL R. ELIA
                                            ----------------------------------
                                            Michael R. Elia
                                            Senior Vice President,
                                            Chief Financial Officer, Treasurer
                                            and Secretary







































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

                                  EXHIBIT INDEX



    EXHIBIT NO.                         DESCRIPTION

     99(a)            Press release of the Company issued February 15, 2002.


















































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